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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                [ENERGY SEARCH INCORPORATED LOGO APPEARS HERE]

   NUMBER                                                               SHARES

ES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF TENNESSEE                           CUSIP 29271T 10 7


   THIS CERTIFIES THAT


   is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR COMMON STOCK OF
                          ENERGY SEARCH, INCORPORATED
transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized upon the surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Laws of the State of Tennessee and to the Charter and the Bylaws of the corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

/s/ ROBERT L. REMINE                                       /s/ RICHARD S. COOPER
     SECRETARY                                                   PRESIDENT
           [ENERGY SEARCH, INCORPORATED CORPORATE SEAL APPEARS HERE]


                         COUNTERSIGNED AND REGISTERED

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                         TRANSFER AGENT AND REGISTRAR

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common   UNIF GIFT MIN ACT _______ Custodian _______
   TEN ENT -- as tenants by the                        (Client)          (Minor)
              entireties
   JT TEN  -- As joint tenants with               under Uniform Gifts to Minors
              right of survivorship               Act __________________________
              and not as tenants in                            (Shares)
              common
    Additional abbreviations may also be used though not in the above list.

   For value received, __________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                             ---------------------------------------------------
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                     NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THIS
                             CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                             ---------------------------------------------------

                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
    SIGNATURE(S) GUARANTEED: ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad 18.